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                                                                    Exhibit 9(d)

                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                            ADMINISTRATION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS
                                       AND
                         SUNSTONE FINANCIAL GROUP, INC.
                              DATED MARCH 24, 1997


Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:


Growth Equity Fund                       Intermediate Tax-Exempt Fund
Income Equity Fund                       Tax-Exempt Fund
Small Cap Fund                           Money Market Fund
Select Equity Fund                       U.S. Government Money Market Fund
International Growth Equity Fund         International Fixed Income Fund
International Select Equity Fund         California Municipal Money Market
Technology Fund                          Fund
Municipal Money Market Fund              Stock Index Fund
U.S. Government Select Money Market      Florida Intermediate Tax-Exempt Fund
Fund                                     Arizona Tax-Exempt Fund
Fixed Income Fund                        California Intermediate Tax-Exempt
U.S. Government Fund                     Fund
                                         California Tax-Exempt Fund
                                         Short-Intermediate U.S. Government
                                         Fund


All signatures need not appear on the same copy of this Amended and Restated Schedule A.


                                 NORTHERN FUNDS


                                 By:  /s/ Silas S. Cathcart
                                    -----------------------------------
                                 Title: Chairman
                                       --------------------------------
                                 Date: March 24, 1997
                                      ---------------------------------

                                 SUNSTONE FINANCIAL GROUP, INC.

                                 By:  /s/ Miriam M. Allison
                                    -----------------------------------
                                 Title: President
                                       --------------------------------
                                 Date: March 24, 1997
                                      ---------------------------------